Exhibit 10.6

STOCK EXCHANGE AGREEMENT

by and between

Green Automotive Company

a Nevada corporation,

Liberty Automotive Group, Inc.

formerly GAC EV Motors Inc., a Nevada corporation

GAC Automotive Services Inc.

a Nevada corporation

on the one hand

and

Liberty Electric Cars Ltd.

an England and Wales Private Company Limited

and its Shareholders

LEC 2 Limited

an England and Wales Private Company Limited

and its Shareholder

on the other hand

STOCK EXCHANGE AGREEMENT

This STOCK EXCHANGE AGREEMENT (the “Agreement”) is dated as of June 28, 2012 (the “Effective Date”), by and among Green Automotive Company, a Nevada corporation (“GACR”), Liberty Automotive Group, Inc. (formerly GAC EV Motors Inc.), a Nevada corporation (“LAG”), and GAC Automotive Services, Inc., a Nevada corporation (“GAC Auto”), on the one hand, and Liberty Electric Cars Ltd., an England and Wales private company limited (“LEC”), and its wholly-owned subsidiary LEC 2, Limited, an England and Wales private company limited (“LEC2” and together with LEC, the “LEC Entities”), the individuals identified on the signature page of this Agreement as shareholders of LEC (the “LEC Shareholders”) .  Each of GACR, LEC, LEC 2, the LEC Shareholders shall be referred to herein as a “Party” and collectively as the “Parties.”

W I T N E S S E T H

WHEREAS, the LEC Shareholders collectively own approximately 100% of the issued and outstanding securities of LEC (the “LEC Shares”), and LEC owns 100% of the issued and outstanding securities of LEC2 (the “LEC2 Shares”), as set forth in Exhibit A attached hereto (collectively, the “LEC Securities”);

WHEREAS, LAG currently holds, or will hold by Closing, Thirty Nine Million Seven Hundred Forty Two Thousand One Hundred Seventy Eight (39,742,178) shares of GACR common stock;

WHEREAS, GAC Auto currently holds, or will hold by Closing, Ten Million Shares of GACR’s Series B Convertible Preferred Stock;

WHEREAS, the LEC Shareholders desire to sell and LAG desires to purchase the LEC Securities, in accordance with the terms set forth herein.

NOW THEREFORE, in consideration of the premises and respective mutual agreements, covenants, representations, and warranties herein contained, it is agreed between the Parties hereto as follows:

ARTICLE 1

SALE AND PURCHASE OF THE LEC SECURITIES

1.1

Sale of the LEC Securities.  At the Closing (as defined in Section 4.1), subject to the terms and conditions herein set forth, and on the basis of the representations, warranties, and agreements herein contained, the LEC Shareholders shall sell to LAG and LAG shall purchase from the LEC Shareholders the LEC Securities.

1.2

Purchase Price.  As consideration for the purchase of the LEC Securities (the “Purchase Price”), LAG shall transfer to the LEC Shareholders, as set forth in Exhibit A, attached hereto and made a part hereof, Thirty Nine Million Seven Hundred Forty Two Thousand One Hundred Seventy Eight (39,742,178) shares of GACR common stock (the “GACR Shares”) which shall comprise the entirety of the consideration for the LEC Securities.

1.3.

Series B Preferred Stock.  Prior to, or concurrently with the Closing (as defined below) of the purchase of LEC by LAG, GACR will issue to GAC Auto Ten Million (10,000,000) shares of a series of GACR Series B Convertible Preferred Stock” (the “GACR Series B Preferred Stock”) with the rights and preferences set forth in the Certificate of Designation of Rights, Privileges, Preferences and Restrictions of Series B Convertible Preferred Stock of Green Automotive Company attached hereto as Exhibit B.  The Series B Preferred Stock is not part of the Purchase Price and is not compensation to the LEC Entities or to the LEC Shareholders for the LEC Securities, but is reserved for issuance to certain entities and/or assets that LEC and/or LEC2 have been in negotiations with at the time of Closing, or any other acquisitions or transactions approved by the Board of Directors of GACR (a “Qualified Purchase”).  The shares held by GAC Auto will be in the name of GAC Auto until transferred upon the close of a Qualified Purchase.  GACR and GAC Auto acknowledge and recognize that the LEC Entities have stated they have the option to purchase certain third party entities, namely OEC Group Limited (“OEC”), Going Green Limited (“Go Green”), and Footloose 4X4 Limited (“Footloose”), upon those entities showing they can be audited by a PCAOB-approved auditor.  As a result, the Parties agree that of the Ten Million (10,000,000) shares of Series B Preferred Stock held by GAC Auto, 5,385,000 will be transferred to the LEC Entities, or their designees, if and when the LEC Entities are successful in acquiring OEC (1,538,367 shares), Go Green (2,307,551 shares)  and Footloose (1,538,367 shares).

1.4

Board of Directors.  At Closing, the LEC Entities shall have the right to appoint two (2) members of the LEC Entities management to GACR’s Board of Directors, as well as select a third member to sit on GACR’s Board of Directors who is an independent person (not a member of GACR or the LEC Entities’ management), knowledgeable in the electric car industry.  Once these appointments are made GACR’s Board of Directors shall consist of five (5) members.

1.5

Employment Agreements.  At Closing, GACR shall enter into employment and/or director fee agreements (collectively, the “Employment Agreements”) with the LEC Entities management, namely Ian Hobday and Darren West (the “LEC Management”), pursuant to which, in addition to the other terms of Employment Agreements, the LEC Management will receive Three Hundred Thousand (300,000) shares of GACR’s Series A Convertible Preferred Stock.  Those shares shall be forfeit by LEC Management in the event LEC Management resigns from GACR, or its subsidiaries, or if LEC Management is terminated “for cause”, as defined in the Employment Agreements, prior to three (3) years after Closing.  The Certificate of Designation for GACR’s Series A Convertible Preferred Stock is attached hereto as Exhibit D.

1.6

Funding Agreement.  GACR has a signed Stock Purchase Agreement with a third party investor for the purchase of Six Hundred Thousand Dollars ($600,000) of GACR securities.  Under the Stock Purchase Agreement, the investor is required to purchase at least $50,000 worth of our securities per month until the maximum investment amount is reached, with $40,000 of that amount earmarked to be sent to the LEC Entities to fund their operations and growth, and $10,000 of that amount earmarked to fund the costs associated with GACR being a public company.  The funding requirements under this agreement are contingent upon the Closing.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES

OF LEC ENTITIES AND THE LEC SHAREHOLDERS

2.1

Representations and Warranties of LEC Entities and the LEC Shareholders.  To consummate the transactions contemplated hereby, the LEC Entities and the LEC Shareholders collectively, and each of them individually, represent and warrant as of the date hereof and as of the Closing, as follows:

2.1.1

Authority of LEC, LEC2 and the LEC Shareholders; Transfer of LEC Securities.  LEC, LEC 2 and the LEC Shareholders have the full right, power, and authority to enter into this Agreement and to carry out and consummate the transactions contemplated herein.  This Agreement and all of the Exhibits attached hereto constitute the legal, valid, and binding obligation of LEC, LEC2 and the LEC Shareholders.  The LEC Shareholders shall transfer title in and to the LEC Securities to LAG free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands, and claims of any kind or nature whatsoever, whether direct or indirect or contingent, except as noted on Schedule 2.1.7.

2.1.2

Corporate Existence and Authority of LEC and LEC2.  LEC and LEC2 are private limited companies duly organized, validly existing, and in good standing under the laws of England and Wales.  LEC and LEC2 have all requisite power, franchises, licenses, permits, and authority to own their own properties and assets and to carry on their respective businesses as they have been and continue to be conducted.  LEC and LEC2 are in good standing in each state, nation, or other jurisdiction in each state, nation, or other jurisdiction wherein the character of the business transacted by it makes such qualification necessary.

2.1.3

Capitalization of LEC.  The authorized equity securities of LEC consist of 50,000,000 shares of capital stock (“Ordinary Shares”), par value £0.00001, of which 29,726,669 Ordinary Shares are issued and outstanding.  No other Ordinary Shares of capital stock of LEC are issued and outstanding.  All of the issued and outstanding shares have been duly and validly issued in accordance and compliance with all applicable laws, rules and regulations and are fully paid and nonassessable.  There are no options, warrants, rights, calls, commitments, plans, contracts or other agreements of any character granted or issued by LEC which provide for the purchase, issuance or transfer of any shares of the capital stock of LEC nor are there any outstanding securities granted or issued by LEC that are convertible into any shares of the equity securities of LEC, and none is authorized.  LEC is not obligated or committed to purchase, redeem or otherwise acquire any of its equity.  All presently exercisable voting rights in LEC are vested exclusively in its outstanding shares of common stock, each share of common stock is entitled to one vote on every matter to come before it's shareholders, and other than as may be contemplated by this Agreement, there are no voting trusts or other voting arrangements with respect to any of LEC’s equity securities.

2.1.4

Capitalization of LEC2.  The authorized equity securities of LEC2 consist of 100 shares of capital stock, no par value, (“LEC2 Ordinary Shares”) of which 100 LEC2 Ordinary Shares are issued and outstanding, and held by LEC  No other shares of capital stock of LEC2 are issued and outstanding.  All of the issued and outstanding LEC2 Ordinary Shares have been duly and validly issued in accordance and compliance with all applicable laws, rules and regulations and are fully paid and nonassessable.  There are no options, warrants, rights, calls, commitments, plans, contracts or other agreements of any character granted or issued by LEC2 which provide for the purchase, issuance or transfer of any LEC2 Ordinary Shares nor are there any outstanding securities granted or issued by LEC2 that are convertible into any LEC2 Ordinary Shares, or other type of equity securities of LEC2, and none is authorized.  LEC2 is not obligated or committed to purchase, redeem or otherwise acquire any of its equity.  All presently exercisable voting rights in LEC2 are vested exclusively in its outstanding LEC2 Ordinary Shares, each of the LEC2 Ordinary Shares is entitled to one vote on every matter to come before it's shareholders, and other than as may be contemplated by this Agreement, there are no voting trusts or other voting arrangements with respect to any of LEC2’s equity securities.

2.1.5

Subsidiaries.  “Subsidiary” or “Subsidiaries” means all corporations, trusts, partnerships, associations, joint ventures, or other Persons, as defined below, of which a corporation or any other Subsidiary of such corporation owns not less than twenty percent (20%) of the voting securities or other equity or of which such corporation or any other Subsidiary of such corporation possesses, directly or indirectly, the power to direct or cause the direction of the management and policies, whether through ownership of voting shares, management contracts, or otherwise.  “Person” means any individual, corporation, trust, association, partnership, proprietorship, joint venture or other entity.  LEC2 is the only subsidiary of LEC, and LEC2 does not have any Subsidiaries.

2.1.6

Execution of Agreement.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not: (a) violate, conflict with, modify, or cause any default under or acceleration of (or give any Party any right to declare any default or acceleration upon notice or passage of time or both), in whole or in part, any charter, article of incorporation, bylaw, mortgage, lien, deed of trust, indenture, lease, agreement, instrument, order, injunction, decree, judgment, law, or any other restriction of any kind to which LEC Entities or the LEC Shareholders are a party or by which any of them or any of their properties are bound; (b) result in the creation of any security interest, lien, encumbrance, adverse claim, proscription, or restriction on any property or asset (whether real, personal, mixed, tangible, or intangible), right, contract, agreement, or business of LEC Entities or the LEC Shareholders; (c) violate any law, rule, or regulation of any federal or state regulatory agency; or (d) permit any federal or state regulatory agency to impose any restrictions or limitations of any nature on LEC Entities or the LEC Shareholders or any of their respective actions.

2.1.7

Taxes.

2.1.7.1

All taxes, assessments, fees, penalties, interest, and other governmental charges with respect to the LEC Entities which have become due and payable as of the date hereof have been paid in full or adequately reserved against by the LEC Entities, (including without limitation, income, property, sales, use, franchise, capital stock, excise, added value, employees’ income withholding, social security, and unemployment taxes), and all interest and penalties thereon with respect to the periods then ended and for all periods thereto;

2.1.7.2

There are no agreements, waivers, or other arrangements providing for an extension of time with respect to the assessment of any tax or deficiency against the LEC Entities, nor are there any actions, suits, proceedings, investigations, or claims now pending against the LEC Entities, nor are there any actions, suits, proceedings, investigations, or claims now pending against the LEC Entities in respect of any tax or assessment, or any matters under discussion with any federal, state, local, or foreign authority relating to any taxes or assessments, or any claims for additional taxes or assessments asserted by any such authority, and there is no basis for the assertion of any additional taxes or assessments against LEC Entities; and

2.1.7.3

The consummation of the transactions contemplated by this Agreement will not result in the imposition of any additional taxes on or assessments against the LEC Entities.

2.1.8

Disputes and Litigation.  Except as set forth in Schedule 2.1.8, (a) there are no suits, actions, litigation, proceedings, investigations, claims, complaints, or accusations pending, threatened against, or affecting the LEC Entities or any of their properties, assets, or business or to which it is a party, in any court or before any arbitrator of any kind or before or by any governmental agency (including, without limitation, any federal, state, local, foreign, or other governmental department, commission, board, bureau, agency, or instrumentality), and there is no basis for such suit, action, litigation, proceeding, investigation, claim, complaint, or accusation; (b) there is no pending or threatened change in any environmental, zoning, or building laws, regulations, or ordinances which affect or could affect the LEC Entities or any of its properties, equipment, assets, or businesses; and (c) there is no outstanding order, writ, injunction, decree, judgment, or award by any court, arbitrator, or governmental body against or affecting the LEC Entities or any of their properties, assets, or businesses.  There is no litigation, proceeding, investigation, claim, complaint, or accusation, formal or informal, or arbitration pending, or any of the aforesaid threatened, or any contingent liability which would give rise to any right of indemnification or similar right on the part of any director or officer of the LEC Entities or any such person’s heirs, executors, or administrators as against the LEC Entities, except as noted on Schedule 2.1.8.

2.1.9

Compliance with Laws.  The LEC Entities have at all times been, and presently is, in full compliance with, and has not received notice of any claimed violation of, any applicable federal, state, local, foreign, and other laws, rules, and regulations.  The LEC Entities have filed all returns, reports and other documents and furnished all information required or requested by any federal, state, local, or foreign governmental agency and all such returns, reports, documents, and information are true and complete in all respects.  All permits, licenses, orders, franchises, and approvals of all federal, state, local, or foreign governmental or regulatory bodies required of the LEC Entities for the conduct of their businesses have been obtained, no violations are or have been recorded in respect of any such permits, licenses, orders, franchises and approvals, and there is no litigation, proceeding, investigation, arbitration, claim, complaint or accusation, formal or informal, pending or threatened, which may revoke, limit, or question the validity, sufficiency or continuance of any such permit, license, order, franchise or approval.  Such permits, licenses, orders, franchises and approvals are valid and sufficient for all activities presently carried on by the LEC Entities.

2.1.10

Guaranties.  The LEC Entities have not guaranteed any dividend, obligation, or indebtedness of any Person; nor has any Person guaranteed any dividend, obligation, or indebtedness of the LEC Entities.

2.1.11

Books and Records.  The LEC Entities keeps its books, records, and accounts (including, without limitation, those kept for financial reporting purposes and for tax purposes) in accordance with good business practices and in sufficient detail to reflect the transactions and dispositions of its assets, liabilities, and equities.  The minute books of the LEC Entities contain records of the LEC Entities’ shareholder meetings and of action taken by such LEC Entity shareholders.  The LEC Entities’ shareholder meetings referred to in such minute books were duly called and held, and the resolutions appearing in such minute books were duly adopted.  The signatures appearing on all documents contained in such minute books are the true signatures of the persons purporting to have signed the same.

2.1.12

Securities Representations.  The LEC Entities and the LEC Shareholders, and each of them individually, hereby represent and warrant as of the date hereof and as of the Closing, as follows:

(a)

Purchase for Own Account.  Each of the LEC Shareholders represent that they are acquiring the GACR Shares solely for their own account and beneficial interest for investment and not for sale or with a view to distribution of the GACR Shares or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

(b)

Ability to Bear Economic Risk.  Each of the LEC Entities and the LEC Shareholders acknowledge that an investment in the GACR Shares involves a high degree of risk, and represents that they are able, without materially impairing their financial condition, to hold the GACR Shares for an indefinite period of time and to suffer a complete loss of their investment.

(c)

Access to Information.  The LEC Entities and the LEC Shareholders acknowledge that they have been furnished with such financial and other information concerning GACR and LAG, the directors and officers of GACR and LAG, and the business and proposed business of GACR and LAG as the LEC Entities and the LEC Shareholders consider necessary in connection with their investment in the GACR Shares.  As a result, the LEC Entities and the LEC Shareholders are thoroughly familiar with the proposed business, operations, properties, and financial condition of GACR and LAG and have discussed with officers of GACR any questions the LEC Entities and the LEC Shareholders may have had with respect thereto.  The LEC Entities and the LEC Shareholders understand:

(i)

The risks involved in this investment, including the speculative nature of the investment;

(ii)

The financial hazards involved in this investment, including the risk of losing the LEC Entities’ and the LEC Shareholders’ entire investment;

(iii)

The lack of liquidity and restrictions on transfers of the GACR common stock; and

(iv)

The tax consequences of this investment.

The LEC Entities and the LEC Shareholders have consulted with their own legal, accounting, tax, investment, and other advisers to the extent they deem appropriate with respect to the tax treatment of an investment by the LEC Entities and the LEC Shareholders in the GACR common stock and the merits and risks of an investment in the GACR common stock.  Nothing herein shall be deemed to limit, modify or be construed as a waiver of the indemnity of GACR or the LEC Entities and the LEC Shareholders set forth in Section 6.2.1 hereof.

(d)

Shares Part of Private Placement.  The LEC Entities and the LEC Shareholders have been advised that the GACR Shares they are receiving from LAG as the Purchase Price have not been registered under the Securities Act of 1933, as amended (the “Act”), or qualified under the securities law of any state, on the ground, among others, that no distribution or public offering of the GACR Shares is to be effected and the GACR Shares will be exchanged for the LEC Securities transferred to the LEC Shareholders by LAG in connection with a transaction that does not involve any public offering within the meaning of Section 4(2) of the Act and/or Regulation D as promulgated by the SEC under the Act, and under any applicable state blue sky authority.  The LEC Entities and the LEC Shareholders understand that GACR and LAG are relying in part on the LEC Entities’ and the LEC Shareholders’ representations as set forth herein for purposes of claiming such exemptions and that the basis for such exemptions may not be present if, notwithstanding the LEC Entities’ and the LEC Shareholders’ representations, the LEC Shareholders have in mind merely acquiring the GACR Shares for resale on the occurrence or nonoccurrence of some predetermined event.  The LEC Entities and the LEC Shareholders have no such intention.

(e)

The LEC Entities and the LEC Shareholders Not Affiliated with GACR.  The LEC Entities and the LEC Shareholders, either alone or with their professional advisers, (i) are unaffiliated with, have no equity interest in, and are not compensated by, GACR or any affiliate or selling agent of GACR, directly or indirectly (other than as set forth in Schedule 2.1.11(e)); (ii) have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the GACR common stock; and (iii) have the capacity to protect their own interests in connection with their proposed investment in the GACR common stock.

(f)

Further Limitations on Disposition.  The LEC Entities and the LEC Shareholders further acknowledge that the GACR Shares are restricted securities under Rule 144 of the Act and, therefore, any certificates reflecting the ownership interest in the GACR Shares will contain a restrictive legend substantially similar to the following:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Without in any way limiting the representations set forth above, the LEC Entities and the LEC Shareholders further agree not to make any disposition of all or any portion of the GACR Shares unless and until:

(i)

There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii)

Such LEC Entity or LEC Shareholder shall have obtained the consent of GACR and notified GACR of the proposed disposition and shall have furnished GACR with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by GACR, the LEC Entity or LEC Shareholder shall have furnished GACR with an opinion of counsel, reasonably satisfactory to GACR, that such disposition will not require registration under the Act or any applicable state securities laws

Notwithstanding the provisions of subparagraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by such LEC Entity or LEC Shareholder to a partner (or retired partner) of such LEC Entity or LEC Shareholder, or transfers by gift, will, or intestate succession to any spouse or lineal descendants or ancestors if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were an LEC Entity or LEC Shareholder hereunder as long as the consent of GACR is obtained, which consent shall not be unreasonably withheld.

(g)

No Backup Withholding.  The Social Security Number or taxpayer identification shown in this Agreement is correct, and LEC Entity or LEC Shareholder is not subject to backup withholding because (i) LEC Entity or LEC Shareholder has not been notified that he or she is subject to backup withholding as a result of a failure to report all interest and dividends or (ii) neither the U.S Internal Revenue Service nor the U.K Inland Revenue Department has notified LEC Entity or LEC Shareholder that he or she is no longer subject to backup withholding.

2.1.13 Leases.  The LEC Entities and the LEC Shareholders either own or have valid and existing leases with all facilities where its offices are located or where any of the LEC Entities’ equipment or other assets are located.

2.1.14  Proxies.  For any holder of a proxy instrument granting such holder the right to vote on behalf of a LEC Shareholder is signing this Agreement pursuant to such proxy, and such proxy holder represents that the proxy instrument is in full force and effect as of the date of signing this Agreement and at Closing, and is proper in all respects to grant the signor the authority to sign on behalf of the LEC Shareholder and bind the LEC Shareholder to all terms of this Agreement.

2.1.15  LEC Shareholders.  None of the LEC Shareholders are a "U.S. person" as that term is defined in Rule 902 of Regulation S, and none are acquiring the securities for the account or benefit of any U.S. person

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF GACR AND LAG

3.1

Representations and Warranties of GACR and LAG.  To induce the LEC Entities and the LEC Shareholders to enter into this Agreement and to consummate the transactions contemplated hereby, GACR and LAG represent and warrant, as of the date hereof and as of the Closing, as follows:

3.1.1

Authority of GACR and LAG.  GACR and LAG have the full right, power and authority to enter into this Agreement and to carry out and consummate the transactions contemplated herein.  This Agreement and all of the Exhibits attached hereto constitute the legal, valid, and binding obligation of GACR and LAG.

3.1.2

Corporate Existence and Authority of GACR and LAG.  GACR and LAG are corporations duly organized, validly existing, and in good standing under the laws of the State of Nevada.  They have all requisite corporate power, franchises, licenses, permits, and authority to own their properties and assets and to carry on its business as it has been and is being conducted.  The corporations are in good standing in each state, nation, or other jurisdiction in each state, nation, or other jurisdiction wherein the character of the business transacted by it makes such qualification necessary.

3.1.3

Capitalization of GACR.  The authorized equity securities of GACR consist of 900,000,000 shares of common stock, par value $0.001 per share, of which 280,755,110 are currently issued and outstanding as of the date hereof, and 100,000,000 shares of preferred stock, par value $0.001 per share, of which 500,000 are currently issued and outstanding as of the date hereof with all 500,000 shares being shares of Series A Convertible Preferred Stock.  Except as set forth in Schedule 3.1.3, no other shares of capital stock of GACR are issued and outstanding.  All of the issued and outstanding shares have been duly and validly issued in accordance and compliance with all applicable laws, rules, and regulations and are fully paid and nonassessable.  All presently exercisable voting rights in GACR are vested exclusively in its outstanding shares of preferred and common stock, each share of GACR common stock is entitled to one vote on every matter to come before its stockholders,  and each share of Series A Convertible Preferred Stock has that number of votes equal to the sum derived from multiplying the number of shares of GACR common stock outstanding (on a fully diluted basis) as of the date of the vote by .000001, then multiplying by the number of shares of Series A Preferred Stock held by such holder of  Series A Convertible Preferred Stock, on all matters on which GACR’s common stockholders are entitled to vote.  Other than as may be contemplated by this Agreement, there are no voting trusts or other voting arrangements with respect to any of GACR’s equity securities.

3.1.4

Subsidiaries.  GACR has three (3)  Subsidiaries: GAC Automotive Services Inc., Liberty Automotive Group, Inc. (formerly GAC EV Motors Inc.), and Matter of Time I Co., each a Nevada corporation. LAG does not have any Subsidiaries

3.1.5

Execution of Agreement.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not: (a) violate, conflict with, modify, or cause any default under or acceleration of (or give any Party any right to declare any default or acceleration upon notice or passage of time or both), in whole or in part, any charter, article of incorporation, bylaw, mortgage, lien, deed of trust, indenture, lease, agreement, instrument, order, injunction, decree, judgment, law, or any other restriction of any kind to which GACR  or LAG are a party or by which it or any of its properties are bound; (b) result in the creation of any security interest, lien, encumbrance, adverse claim, proscription, or restriction on any property or asset (whether real, personal, mixed, tangible, or intangible), right, contract, agreement, or business of GACR or LAG; (c) violate any law, rule, or regulation of any federal or state regulatory agency; or (d) permit any federal or state regulatory agency to impose any restrictions or limitations of any nature on GACR and LAG or any of their actions.

3.1.6

Taxes.

3.1.6.1

All taxes, assessments, fees, penalties, interest, and other governmental charges with respect to GACR and LAG which have become due and payable as of the date hereof have been paid in full or adequately reserved against by GACR and LAG, (including without limitation, income, property, sales, use, franchise, capital stock, excise, added value, employees’ income withholding, social security, and unemployment taxes), and all interest and penalties thereon with respect to the periods then ended and for all periods thereto;

3.1.6.2

There are no agreements, waivers, or other arrangements providing for an extension of time with respect to the assessment of any tax or deficiency against GACR or LAG, nor are there any actions, suits, proceedings, investigations, or claims now pending against GACR or LAG, nor are there any actions, suits, proceedings, investigations, or claims now pending against GACR or LAG in respect of any tax or assessment, or any matters under discussion with any federal, state, local, or foreign authority relating to any taxes or assessments, or any claims for additional taxes or assessments asserted by any such authority, and there is no basis for the assertion of any additional taxes or assessments against GACR; and

3.1.6.3

The consummation of the transactions contemplated by this Agreement will not result in the imposition of any additional taxes on or assessments against GACR or LAG.

3.1.7

Disputes and Litigation.  Except as set forth in Schedule 3.1.7, (a) there are no suits, actions, litigation, proceedings, investigations, claims, complaints, or accusations pending, threatened against, or affecting GACR or LAG or any of their properties, assets, or business or to which it is a party, in any court or before any arbitrator of any kind or before or by any governmental agency (including, without limitation, any federal, state, local, foreign, or other governmental department, commission, board, bureau, agency, or instrumentality), and there is no basis for such suit, action, litigation, proceeding, investigation, claim, complaint, or accusation; (b) there is no pending or threatened change in any environmental, zoning, or building laws, regulations, or ordinances which affect or could affect GACR or LAG or any of its properties, equipment, assets, or businesses; and (c) there is no outstanding order, writ, injunction, decree, judgment, or award by any court, arbitrator, or governmental body against or affecting GACR or LAG or any of their properties, assets, or businesses.  There is no litigation, proceeding, investigation, claim, complaint, or accusation, formal or informal, or arbitration pending, or any of the aforesaid threatened, or any contingent liability which would give rise to any right of indemnification or similar right on the part of any director or officer of GACR or LAG or any such person’s heirs, executors, or administrators as against GACR or LAG, except as noted on Schedule 3.1.7.

3.1.8

Compliance with Laws.  GACR and LAG have at all times been, and presently is, in full compliance with, and has not received notice of any claimed violation of, any applicable federal, state, local, foreign, and other laws, rules, and regulations.  GACR and LAG have filed all returns, reports and other documents and furnished all information required or requested by any federal, state, local, or foreign governmental agency and all such returns, reports, documents, and information are true and complete in all respects.  All permits, licenses, orders, franchises, and approvals of all federal, state, local, or foreign governmental or regulatory bodies required of GACR and LAG for the conduct of their businesses have been obtained, no violations are or have been recorded in respect of any such permits, licenses, orders, franchises and approvals, and there is no litigation, proceeding, investigation, arbitration, claim, complaint or accusation, formal or informal, pending or threatened, which may revoke, limit, or question the validity, sufficiency or continuance of any such permit, license, order, franchise or approval.  Such permits, licenses, orders, franchises and approvals are valid and sufficient for all activities presently carried on by GACR and LAG.

3.1.9

Guaranties.  GACR and LAG have not guaranteed any dividend, obligation, or indebtedness of any Person; nor has any Person guaranteed any dividend, obligation, or indebtedness of GACR or LAG.

3.1.10

Books and Records.  GACR and LAG keep their books, records, and accounts (including, without limitation, those kept for financial reporting purposes and for tax purposes) in accordance with good business practices and in sufficient detail to reflect the transactions and dispositions of its assets, liabilities, and equities.  The minute books of GACR and LAG contain records of shareholder meetings and of action taken by such shareholders.  The shareholder meetings referred to in such minute books were duly called and held, and the resolutions appearing in such minute books were duly adopted.  The signatures appearing on all documents contained in such minute books are the true signatures of the persons purporting to have signed the same.  GACR is listed on the OTC Markets “Pink Sheets” under the ticker symbol “GACR” and its filings posted on the OTC Markets website at www.otcmarkets.com are correct in all material respects and the financial statements contained therein are prepared in accordance with generally accepted accounting principals (GAAP).

3.1.11

Securities Representations.  LAG hereby represents and warrants as of the date hereof and as of the Closing, as follows:

(a)

Purchase for Own Account.  LAG represents that it is acquiring the LEC Securities solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the LEC Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

(b)

Ability to Bear Economic Risk.  LAG acknowledges that an investment in the LEC Securities involves a high degree of risk, and represents that it is able, without materially impairing their financial condition, to hold the LEC Securities for an indefinite period of time and to suffer a complete loss of their investment.

(c)

Access to Information.  LAG acknowledges that it has been furnished with such financial and other information concerning the LEC Entities, the directors and officers of the LEC Entities, and the business and proposed business of the LEC Entities as LAG considers necessary in connection with their investment in the LEC Securities.  As a result, LAG is thoroughly familiar with the proposed business, operations, properties, and financial condition of the LEC Entities and have discussed with officers of the LEC Entities any questions LAG may have had with respect thereto.  LAG understands:

(i)

The risks involved in this investment, including the speculative nature of the investment;

(ii)

The financial hazards involved in this investment, including the risk of losing LAG’s entire investment;

(iii)

The lack of liquidity and restrictions on transfers of the LEC Securities; and

(iv)

The tax consequences of this investment.

GACR and LAG have consulted with their own legal, accounting, tax, investment, and other advisers to the extent they deem appropriate with respect to the tax treatment of an investment by GACR and LAG in the LEC Securities and the merits and risks of an investment in the LEC Securities.  Nothing herein shall be deemed to limit, modify or be construed as a waiver of the indemnity of GACR, LAG or the LEC Shareholders set forth in Section 6.2.1 hereof.

(e)

Further Limitations on Disposition.  LAG further acknowledges that the LEC Securities are restricted securities under Rule 144 of the Act and, therefore, any certificates reflecting the ownership interest in the LEC Entities will contain a restrictive legend substantially similar to the following:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Without in any way limiting the representations set forth above, LAG further agrees not to make any disposition of all or any portion of the LEC Securities unless and until:

(i)

There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(ii)

LAG shall have obtained the consent of the applicable LEC Entity and notified the applicable LEC Entity of the proposed disposition and shall have furnished the applicable LEC Entity with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the applicable LEC Entity, LAG shall have furnished the LEC Entities with an opinion of counsel, reasonably satisfactory to the applicable LEC Entity, that such disposition will not require registration under the Act or any applicable state securities laws

(g)

No Backup Withholding.  The Social Security Number or taxpayer identification shown in this Agreement is correct, and LAG is not subject to backup withholding because (i) LAG has not been notified that he or she is subject to backup withholding as a result of a failure to report all interest and dividends or (ii) the Internal Revenue Service has notified LAG that he or she is no longer subject to backup withholding.

3.1.12

Leases.  GACR and LAG either own or have valid and existing leases with all facilities where its offices are located or where any of GACR’s or LAG’s equipment or other assets are located.

3.1.13

DTC-Eligibility.  GACR has approval from The Depository Trust Company to transfer its shares between brokers electronically and is “DTC-Eligible.”

ARTICLE 4

CLOSING AND DELIVERY OF DOCUMENTS

4.1

Closing.  The Closing (the “Closing”) shall take place remotely at the offices of The Lebrecht Group, APLC, 9900 Research Drive, Irvine, CA 92618, within ten (10) business days after the signing of this Agreement by all Parties, or at such other date as agreed upon by the Parties.

4.2

Deliveries by GACR and LAG.  At the Closing:

4.2.1

GACR and LAG shall deliver to the LEC Entities and/or the LEC Shareholders, as appropriate:

(a)

written confirmation of the approval of this Agreement and the herein described transactions by GACR’s and LAG’s Board of Directors;

(b)

written confirmation of the approval of this Agreement and the herein described transactions by at least a majority of GACR’s Series A Preferred Stock;

(c)

the Purchase Price;

(d)

written confirmation of the approval of this Agreement, the appointment of the new directors, the Employment Agreements and the issuance of the Series A Preferred Stock, and the herein described transactions by GACR’s Board of Directors; and

(e)

an officer’s certificate, executed by the President of GACR, in the form attached hereto as Exhibit C.

4.3

Delivery by the LEC Entities.  At the Closing, or as otherwise set forth below:

4.3.1

The LEC Entities shall deliver to LAG:

(a)

written confirmation of the approval of this Agreement and the herein described transactions by the LEC Entities’ Board of Directors; and

(b)

Financial statements of LEC and LEC2 for the years ended December 31, 2011 and 2010, prepared in accordance with generally acceptable accounting principles (GAAP), that accurately reflect the operations of LEC and LEC2 for the periods presented.

4.4

Delivery by the LEC Shareholders.  At the Closing, or as otherwise set forth below:

4.4.1

The LEC Shareholders shall deliver to LAG:

(a)

the LEC Securities; and

(b)

stock powers or other required evidence of transfer of the LEC Securities to LAG.

ARTICLE 5

CONDITIONS, TERMINATION, AMENDMENT, AND WAIVER

5.1

Conditions Precedent.  This Agreement, and the transactions contemplated hereby, shall be subject to the following conditions precedent:

5.1.1

The obligation of LAG to transfer the GACR Shares, and for GACR to issue the Series A Preferred Stock and to satisfy its other obligations hereunder shall be subject to the fulfillment (or waiver by GACR and/or LAG), at or prior to the Closing, of the following conditions, which the LEC Entities and the LEC Shareholders agree to use their best efforts to cause to be fulfilled:

(a)

Representations, Performance.  If the Closing Date is not the date hereof, the representations and warranties contained in Section 2 hereof shall be true at and as of the date hereof and shall be repeated and shall be true at and as of the Closing Date with the same effect as though made at and as of the Closing Date, except as affected by the transactions contemplated hereby; the LEC Entities and the LEC Shareholders shall have duly performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

(b)

Consents.  Any required consent to the transactions contemplated by this Agreement shall have been obtained or waived.

(c)

Litigation.  No suit, action, arbitration, or other proceeding or investigation shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or to obtain material damages or other material relief in connection with this Agreement or the consummation of the transactions contemplated hereby or which is likely to affect materially the value of the LEC Entities, other than as set forth in Schedule 2.1.7.

(d)

Proceedings and Documentation.  All proceedings of the LEC Entities in connection with the transactions contemplated by this Agreement, and all documents and instruments incident to such proceedings, shall be satisfactory in form and substance to GACR and LAG and their counsel, and their counsel shall have received all such receipts, documents, and instruments, or copies thereof, certified if requested, to which GACR and LAG are entitled and as may be reasonably requested.

(e)

Property Loss.  No portion of the LEC Entities’ assets shall have been destroyed or damaged or taken by condemnation under circumstances where the loss thereof will not be substantially reimbursed to LAG through the proceeds of applicable insurance or condemnation award.

(f)

Consents and Approvals.  All material licenses, permits, consents, approvals, authorizations, qualifications, and orders of governmental or regulatory bodies which are (1) necessary to enable GACR to fully operate the business of the LEC Entities as contemplated from and after the Closing shall have been obtained and be in full force and effect, or (2) necessary for the consummation of the transactions contemplated hereby, shall have been obtained.  Any notices to or consents of any party to any agreement or commitment constituting part of the transactions contemplated hereby, or otherwise required to consummate any such transactions, shall have been delivered or obtained.

(g)

LEC Financial Statements.  The LEC Financial Statements shall have been delivered to GACR and LAG.

5.1.2

The obligation of the LEC Entities and the LEC Shareholders to deliver the LEC Securities and to satisfy their other obligations hereunder shall be subject to the fulfillment (or waiver by LEC Entities and the LEC Shareholders), at or prior to the Closing, of the following conditions, which GACR and LAG agree to use their best efforts to cause to be fulfilled:

(a)

Representations, Performance.  If the Closing Date is not the date hereof, the representations and warranties contained in Section 3.1 hereof shall be true at and as of the date hereof and shall be repeated and shall be true at and as of the Closing Date with the same effect as though made at and as of the Closing Date, except as affected by the transactions contemplated hereby; GACR and LAG shall have duly performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date.

(b)

Proceedings and Documentation.  All corporate and other proceedings of GACR and LAG in connection with the transactions contemplated by this Agreement, and all documents and instruments incident to such corporate proceedings, shall be satisfactory in form and substance to the LEC Entities and the LEC Shareholders, and their counsel, and they have received all such receipts, documents, and instruments, or copies thereof, certified if requested, to which the LEC Entities is entitled and as may be reasonably requested.

5.2

Termination.  Notwithstanding anything to the contrary contained in this Agreement, this Agreement may be terminated and the transactions contemplated hereby may be abandoned prior to the Closing Date only by the mutual consent of all of the Parties.

5.3

Waiver and Amendment.  Any term, provision, covenant, representation, warranty, or condition of this Agreement may be waived, but only by a written instrument signed by the Party entitled to the benefits thereof.  The failure or delay of any Party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such Party’s right at a later time to enforce the same.  No waiver by any Party of any condition, or of the breach of any term, provision, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation, or warranty.  No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all Parties hereto.

ARTICLE 6

COVENANTS, INDEMNIFICATION

6.1

To consummate the transactions contemplated hereby, and without limiting any covenant, agreement, representation or warranty made, the LEC Entities and the LEC Shareholders covenant and agree as follows:

6.1.1

Notices and Approvals.  The LEC Entities and the LEC Shareholders agree: (a) to give all notices to third parties which may be necessary or deemed desirable by GACR and LAG in connection with this Agreement and the consummation of the transactions contemplated hereby; (b) to use their best efforts to obtain all federal and state governmental regulatory agency approvals, consents, permit, authorizations, and orders necessary or deemed desirable by GACR and LAG in connection with this Agreement and the consummation of the transaction contemplated hereby; and (c) to use their best efforts to obtain all consents and authorizations of any other third parties necessary or deemed desirable by GACR and LAG in connection with this Agreement and the consummation of the transactions contemplated hereby.

6.1.2

Information for GACR’s and LAG’s Statements and Applications.  The LEC Entities and the LEC Shareholders and their employees, accountants, and attorneys shall cooperate fully with GACR and LAG in the preparation of any statements or applications made by GACR and LAG to any federal or state governmental regulatory agency in connection with this Agreement and the transactions contemplated hereby and to furnish GACR and LAG with all information concerning the LEC Entities and the LEC Shareholders necessary or deemed desirable by GACR and LAG for inclusion in such statements and applications, including, without limitation, all requisite financial statements and schedules.

6.1.3

Access to Information.  GACR and LAG, together with its appropriate attorneys, agents, and representatives, shall be permitted to make a full and complete investigation of the LEC Entities and the LEC Shareholders and have full access to all of the books and records of the LEC Entities during reasonable business hours.  Notwithstanding the foregoing, such parties shall treat all such information as confidential and shall not disclose such information without the prior consent of the other.

6.2

To induce the LEC Entities and the LEC Shareholders to enter into this Agreement and to consummate the transactions contemplated hereby, and without limiting any covenant, agreement, representation, or warranty made, GACR and LAG covenant and agree as follows:

6.2.1

Access to Information.  The LEC Entities and the LEC Shareholders, together with their appropriate attorneys, agents, and representatives, shall be permitted to make a full and complete investigation of GACR and LAG and have full access to all of the books and records of GACR and LAG during reasonable business hours.  Notwithstanding the foregoing, such parties shall treat all such information as confidential and shall not disclose such information without the prior consent of the other.

6.3

Indemnification.

6.3.1

Indemnity of the LEC Entities and the LEC Shareholders.  GACR and LAG agree to indemnify, defend, and hold the LEC Entities and the LEC Shareholders harmless from and against any and all Losses (as hereinafter defined) arising out of or resulting from the breach by GACR or LAG of any representation, warranty, covenant, or agreement of GACR or LAG contained in this Agreement or the schedules and exhibits hereto.  For purposes of Section 6.3, the term “Losses” shall mean all damages, costs, and expenses (including reasonable attorneys’ fees) of every kind, nature, or description, it being the intent of the Parties that the amount of any such Loss shall be the amount necessary to restore the indemnified party to the position it would have been in (economically or otherwise), including any costs or expenses incident to such restoration, had the breach, event, occurrence, or condition occasioning such Loss never occurred.  Notwithstanding the foregoing provisions of this section, no claim for indemnification shall be made by the LEC Entities and the LEC Shareholders under this Section unless and until the aggregate amount of all Losses of the LEC Entities and the LEC Shareholders in respect thereof shall exceed $5,000.

6.3.2

Indemnity of GACR and LAG.  The LEC Entities and the LEC Shareholders, and each of them, hereby agrees to indemnify, defend, and hold GACR and LAG harmless from and against any and all Losses arising out of or resulting from the breach by the LEC Entities and the LEC Shareholders of any representation, warranty, agreement, or covenant contained in this Agreement or the exhibits and schedules hereto, including, without limitation, the failure to disclose any liabilities or material contracts or agreements pursuant to Section 2.1.10.  GACR and LAG shall have the right to offset any Losses incurred and actually paid pursuant to this Section 6.3.2 against any amounts due from GACR and LAG to the LEC Entities and the LEC Shareholders, however, any offset shall not act as GACR’s or LAG’s sole remedy.  Notwithstanding the foregoing provisions of this Section, no claim for indemnification shall be made by GACR or LAG under this Section unless and until the aggregate amount of all Losses of GACR or LAG in respect thereof shall exceed $5,000.

6.3.3

Indemnification Procedure.

(a)

An indemnified party shall notify the indemnifying party of any claim of such indemnified party for indemnification under this Agreement within thirty days of the date on which such indemnified party or an executive officer or representative of such indemnified party first becomes aware of the existence of such claim.  Such notice shall specify the nature of such claim in reasonable detail and the indemnifying party shall be given reasonable access to any documents or properties within the control of the indemnified party as may be useful in the investigation of the basis for such claim.  The failure to so notify the indemnifying party within such thirty-day period shall not constitute a waiver of such claim but an indemnified party shall not be entitled to receive any indemnification with respect to any additional loss that occurred as a result of the failure of such person to give such notice.

In the event any indemnified party is entitled to indemnification hereunder based upon a claim asserted by a third party (including a claim arising from an assertion or potential assertion of a claim for Taxes), the indemnifying party shall be given prompt notice thereof, in reasonable detail.  The failure to so notify the indemnifying party shall not constitute a waiver of such claim but an indemnified party shall not be entitled to receive any indemnification with respect to any Loss that occurred as a result of the failure of such person to give such notice.  The indemnifying party shall have the right (without prejudice to the right of any indemnified party to participate at its expense through counsel of its own choosing) to defend or prosecute such claim at its expense and through counsel of its own choosing if it gives written notice of its intention to do so not later than twenty days following notice thereof by the indemnifying party or such shorter time period as required so that the interests of the indemnified party would not be materially prejudiced as a result of its failure to have received such notice; provided, however, that if the defendants in any action shall include both an indemnifying party and an indemnified party and the indemnified party shall have reasonably concluded that counsel selected by the indemnifying party has a conflict of interest because of the availability of different or additional defenses to the indemnified party, the indemnified party shall have the right to select separate counsel to participate in the defense of such action on its behalf, at the expense of the indemnifying party.  If the indemnifying party does not so choose to defend or prosecute any such claim asserted by a third party for which any indemnified party would be entitled to indemnification hereunder, then the indemnified party shall be entitled to recover from the indemnifying party, on a monthly basis, all of its attorneys’ reasonable fees and other costs and expenses of litigation of any nature whatsoever incurred in the defense of such claim.  Notwithstanding the assumption of the defense of any claim by an indemnifying party pursuant to this paragraph, the indemnified party shall have the right to approve the terms of any settlement of a claim (which approval shall not be unreasonably withheld).

(b)

The indemnifying party and the indemnified party shall cooperate in furnishing evidence and testimony and in any other manner which the other may reasonably request, and shall in all other respects have an obligation of good faith dealing, one to the other, so as not to unreasonably expose the other to an undue risk of loss.  The indemnified party shall be entitled to reimbursement for out-of-pocket expenses reasonably incurred by it in connection with such cooperation.  Except for fees and expenses for which indemnification is provided pursuant to Section 6.3, as the case may be, and as provided in the preceding sentence, each party shall bear its own fees and expenses incurred pursuant to this paragraph (b).

ARTICLE 7

MISCELLANEOUS

7.1

Expenses.  Except as otherwise specifically provided for herein or otherwise, whether or not the transactions contemplated hereby are consummated, each of the Parties hereto shall bear the cost of all fees and expenses relating to or arising from its compliance with the various provisions of this Agreement and such Party’s covenants to be performed hereunder, and except as otherwise specifically provided for herein, each of the Parties hereto agrees to pay all of its own expenses (including, without limitation, attorneys and accountants’ fees and printing expenses for all services performed at the specific direction of that Party) incurred in connection with this Agreement, the transactions contemplated hereby, the negotiations leading to the same, and the preparations made for carrying the same into effect.

7.2

Notices.  Any notice, request, instruction, or other document required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other Party hereto shall be in writing and shall be delivered by email, facsimile or overnight courier to the following addresses:

To GACR, LAG and/or LAC Auto:

Green Automotive Company

23 Corproate Plaza, Suite 150

Newport Beach, CA 92660 USA

Attn. Fred Luke, President

E-mail: fgl2cllc@aol.com

Fax:  + 310.669.2000

with a copy to:

The Lebrecht Group, APLC

9900 Research Drive

Irvine, CA  92618

Facsimile No.: (949) 635-1244

Attn:  Craig V. Butler, Esq.

E-mail:  cbutler@thelebrechtgroup.com

To the LEC Entities:

Liberty Electric Cars Ltd.

Magdalen Centre

Robert Robinson Avenue

The Oxford Science Park

OXFORD, OX4 4GA

Attn. Ian Hobday, Managing Director

E-mail: ian@libertye-cars.com

Fax:  [_____________________]

LEC2 Limited

Magdalen Centre

Robert Robinson Avenue

The Oxford Science Park

OXFORD, OX4 4GA

Attn:  Ian Hobday, Managing Director

E-mail: ian@libertye-cars.com

Fax:  [_____________________]

To the LEC Shareholders:

To the address indicated on Exhibit A.

The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid.  Notice shall be conclusively deemed given at the time of delivery if made during normal business hours, otherwise notice shall be deemed given on the next business day.

7.3

Entire Agreement.  This Agreement, together with the schedules and exhibits hereto, sets forth the entire agreement and understanding of the Parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof.  No understanding, promise, inducement, statement of intention, representation, warranty, covenant, or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any Party hereto which is not embodied in this Agreement or exhibits hereto or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no Party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant, or condition not so set forth.

7.4

Survival of Representations.  All statements of fact (including financial statements) contained in the schedules, the exhibits, the certificates, or any other instrument delivered by or on behalf of the Parties hereto, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties by the respective Party hereunder.  All representations, warranties, agreements, and covenants hereunder shall survive the Closing and remain effective regardless of any investigation or audit at any time made by or on behalf of the Parties or of any information a Party may have in respect thereto. Consummation of the transactions contemplated hereby shall not be deemed or construed to be a waiver of any right or remedy possessed by any Party hereto, notwithstanding that such Party knew or should have known at the time of Closing that such right or remedy existed.

7.5

Incorporated by Reference.  All documents (including, without limitation, all financial statements) delivered as part hereof or incident hereto are incorporated as a part of this Agreement by reference.

7.6

Remedies Cumulative.  No remedy herein conferred upon any Party is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

7.7

Execution of Additional Documents.  Each Party hereto shall make, execute, acknowledge, and deliver such other instruments and documents, and take all such other actions as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

7.8

Finders and Related Fees.  Each of the Parties hereto is responsible for, and shall indemnify the other against, any claim by any third party to a fee, commission, bonus, or other remuneration arising by reason of any services alleged to have been rendered to or  at the instance of said Party to this Agreement with respect to this Agreement or to any of the transactions contemplated hereby.

7.9

Governing Law.  This Agreement has been negotiated and executed in the State of California and shall be construed and enforced in accordance with the laws of such state.

7.10

Forum.  Each of the Parties hereto agrees that any action or suit which may be brought by any Party hereto against any other Party hereto in connection with this Agreement or the transactions contemplated hereby may be brought only in a federal or state court in Orange County, California.

7.11

Attorneys Fees.  Except as otherwise provided herein, if a dispute should arise between the Parties including, but not limited to, arbitration, the prevailing Party shall be reimbursed by the nonprevailing Party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys fees exclusive of such amount of attorneys fees as shall be a premium for result or for risk of loss under a contingency fee arrangement.

7.12

Binding Effect and Assignment.  This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective heirs, executors, administrators, legal representatives, and assigns.

7.13

Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  In making proof of this Agreement, it shall not be necessary to produce or account for more than one such counterpart.

[remainder of page intentionally left blank; signature page to follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first written hereinabove.

“GACR”	“LEC”

Green Automotive Company	Liberty Electric Cars Ltd.,
a Nevada corporation	a England and Wales limited company

____________________________________	____________________________________
By: Fred Luke	By: Ian Hobday
Its: President	Its: Managing Director

“LAG”	“LEC2”

Liberty Automotive Group, Inc.	LEC2 Limited
a Nevada corporation	an England and Wales limited company

____________________________________	____________________________________
By: Fred Luke	By: Ian Hobday
Its: President	Its: Managing Director

“GAC Auto”	“LEC Shareholders”

GAC Automotive Services, Inc.
a Nevada corporation	____________________________________
Ian Hobday

____________________________________
By: Fred Luke
Its: President	____________________________________
Darren West

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Name of Shareholder	Name of Shareholder

By: Ian Hobday, Managing Director	By: Ian Hobday, Managing Director
Liberty Electric Cars Limited	Liberty Electric Cars Limited
Attorney-in-Fact	Attorney-in-Fact

Schedule 2.1.8

LEC Entities Litigation

Schedule 2.1.11(e))

Affiliate Disclosures

None.

Schedule 3.1.3

Capitalization of GACR

Common Stock Issued and Outstanding: Two Hundred Eighty Million Seven Hundred Fifty-Five thousand One Hundred and Ten  (280,755,110)

Series A Convertible Preferred Stock Issued and Outstanding:  Five Hundred Thousand (500,000)

Series B Convertible Preferred Stock Issued and Outstanding: Ten Million (10,000,000) shares, held in the name of GAC Automotive Services Inc., a wholly-owned  subsidiary of GACR

Schedule 3.1.7

GACR Litigation

Exhibit A

LEC Shareholders

Name	No. of LEC Entity Common Shares to be Exchanged	No. of GACR Common Stock to be Received

Total

Exhibit B

GACR Series B Preferred Stock Certificate of Designation

Exhibit C

GACR Secretary’s Certificate

Exhibit D

Certificate of Designation for GACR Series A Convertible Preferred Stock